                                                                    Exhibit 4.7

                         INCORPORATED UNDER THE LAWS OF THE
                                 STATE OF MINNESOTA


     NUMBER                                                           SHARES
   SPECIMEN                                                          SPECIMEN


                             FINGERHUT COMPANIES, INC.
         SERIES _ CONVERTIBLE [CUMULATIVE] [NONCUMULATIVE] PREFERRED STOCK
                              $.01 PAR VALUE PER SHARE


 THIS CERTIFIES THAT     SPECIMEN                              is the owner and
                       --------------------------------------
REGISTERED HOLDER OF     SPECIMEN                                    Shares of
                       --------------------------------------------

Series _ Convertible [Cumulative] [Noncumulative] Preferred Stock, $.01 par value per share, of Fingerhut Companies, Inc., subject to the terms and conditions printed on the back of this certificate and made a part hereof transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the said corporation has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation this _________ day of ________________, 19_______.



COUNTERSIGNED AND REGISTERED:                                         President
  [_________________________
   _________________________]

TRANSFER AGENT AND REGISTRAR                                Secretary

BY

                                     SEAL

AUTHORIZED SIGNATURE

                             FINGERHUT COMPANIES, INC.
     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES.

                               ---------------------

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM   -as tenants in common                             UNIF GIFT MIN ACT -              Custodian
                                                                                     ---------------------------------
                                                                                       (Cust)                 (Minor)
     TEN ENT   -as tenants by the entireties                                         Under Uniform Gifts to Minors Act

     JT TEN    -as joint tenants with right                                          ---------------------------------
                of survivorship and not as                                                        (State)
                tenants in common

      Additional abbreviations may also be used though not in the above list.

     For value received, _____________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
--------------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      --------------------------  ----------------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatever.